Exhibit 10.1

EXECUTION COPY

SEVENTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This SEVENTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (“Amendment”), dated as of January 13, 2010, is by and among PINNACLE GAS RESOURCES, INC., a Delaware corporation, the Lenders from time to time party hereto, and THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent and as Lender.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (as amended by that certain Letter Regarding Waiver and Amendment to Credit Agreement dated March 9, 2007, the Second Amendment to Credit Agreement dated as of August 4, 2008, the Third Amendment to Credit Agreement dated as of September 30, 2008, the Fourth Amendment to Credit Agreement dated as of April 14, 2009, the Fifth Amendment and Waiver to Credit Agreement dated as of August 26, 2009 and the Sixth Amendment to Credit Agreement dated as of October 20, 2009 and as further amended and supplemented from time to time, the “Credit Agreement); and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.               Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2.               Waivers.

(a)                                         The Administrative Agent and the Lenders hereby waive for the period ending on the earlier of June 15, 2010 and the date of any Default or Event of Default arising out of any breach of or non-compliance with the Credit Agreement not expressly waived hereunder or any breach of the agreements in this Agreement (the “Waiver Date”), the requirement in Section 7.15.2 of the Credit Agreement that the Borrower not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.00 to 1.00 for the fiscal quarters ending June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010.  The waiver in this Section 2 is effective only for the period ending on the Waiver Date and only for the fiscal quarters ending June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, and not any other period or fiscal quarter.

(b)                                        The Administrative Agent and the Lenders hereby waive for the period ending on the Waiver Date the requirements of Section 7.6.2 of the Credit Agreement to the extent and only to the extent that (i) the failure to pay accounts payable within ninety (90) days of the date of the invoice therefor would cause such accounts not to be Permitted Debt and (ii) that the aggregate amount of all such accounts payable not so paid within ninety (90) days of the date of the invoice therefor does not exceed $6,000,000.  The waiver in this Section 2(b) is effective only to the extent that such failure to pay accounts payable causes such accounts payable not to be Permitted Debt and only with respect to the period ending on the Waiver Date and not any other period and only to the extent that the aggregate of all such accounts payable not so paid within ninety (90) days of the date of the invoice therefor does not exceed $6,000,000.

(c)                                         The Administrative Agent and the Lenders hereby waive for the period ending on the Waiver Date the requirements of Section 7.6.3 of the Credit Agreement that the Borrower pay the trade and other accounts payable within 90 days after the invoice date therefore, provided that this waiver is only effective with respect to trade and other accounts not exceeding $6,000,000 in the aggregate at any time outstanding.  The waiver in this Section 2(c) is effective only with respect to (i) the period ending on the Waiver Date and not any other period and (ii) trade and other accounts not exceeding $6,000,000 in the aggregate at any time outstanding.

(d)                                        The Administrative Agent and the Lenders hereby waive for the period ending on the Waiver Date the requirements of Section 7.7 of the Credit Agreement that the Borrower and its Subsidiaries not allow Liens on any of its Property to the extent but only to the extent of Liens not securing amounts in excess in the aggregate of $2,500,000.  The waiver in this Section 2(d) is effective only with respect to (i) the period ending on the Waiver Date and not any other period and (ii) only with respect to Liens not securing amounts in excess in the aggregate of $2,500,000.

Section 3.                                            Modification of Certain Dates.  The Borrower, Agent and Lenders agree that the references to “January 5, 2010”, in Section 4 of the Fifth Amendment, as amended by the Waiver and Agreement dated October 26, 2009, the Waiver and Agreement dated November 16, 2009, the Waiver and Agreement dated November 23, 2009, the Waiver and Agreement dated December 1, 2009 and the Waiver and Agreement dated January 5, 2010, shall be amended and restated to read “June 15, 2010”.  As amended by the preceding sentence, the provisions of such Section 4 of the Fifth Amendment, as heretofore amended, shall continue to be effective from and after the date of this Agreement.

Section 4.                                            Amendments to Credit Agreement.

(a)                                         The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

““Applicable Margin” means 2.25% for Eurodollar Loans and 1.25% for ABR Loans.”

(b)                                        *                                         CONFIDENTIAL TREATMENT REQUESTED.  THE UNREDACTED AGREEMENT HAS BEEN FILED WITH THE SEC WITH THE CONFIDENTIAL TREATMENT REQUEST.

(c)                                         The definition of “Letter of Credit Commitment Termination Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

““Letter of Credit Commitment Termination Date” means January 13, 2010.”

(d)                                        *                                         CONFIDENTIAL TREATMENT REQUESTED.  THE UNREDACTED AGREEMENT HAS BEEN FILED WITH THE SEC WITH THE CONFIDENTIAL TREATMENT REQUEST.

(e)                                         *                                         CONFIDENTIAL TREATMENT REQUESTED.  THE UNREDACTED AGREEMENT HAS BEEN FILED WITH THE SEC WITH THE CONFIDENTIAL TREATMENT REQUEST.

(f)                                           Section 2.1.1(a) of the Credit Agreement is hereby amended by deleting the phrase “the Final Maturity Date” and inserting in lieu thereof the date “January 13, 2010.”

(g)                                        Section 2.9.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 2.9.1.  The Loan Commitments shall terminate on January 13, 2010 and the Letter of Credit Commitment shall terminate on January 13, 2010.”

(h)                                        Section 2.9.2 of the Credit Agreement is hereby amended by adding the phrase “the date which is thirty (30) days following” after the word “on” and before the phrase “the Final Maturity Date.”

(i)                                            *                                         CONFIDENTIAL TREATMENT REQUESTED.  THE UNREDACTED AGREEMENT HAS BEEN FILED WITH THE SEC WITH THE CONFIDENTIAL TREATMENT REQUEST.

Section 5.                                            Borrowing Base.  Notwithstanding the provisions of Section 2.8 of the Credit Agreement, the Administrative Agent, the Lenders and the Borrower hereby agree that the Borrowing Base under the Credit Agreement has been designated at the following amounts for the following applicable periods (and the Borrowing Base shall not be redetermined at any time after January 13, 2010, except pursuant to Section 2.8.4 of the Credit Agreement):

APPLICABLE PERIOD	BORROWING BASE
January 1, 2010 through January 31, 2010	$6,100,000
February 1, 2010 through February 28, 2010	$5,900,000
March 1, 2010 through March 31, 2010	$5,700,000
April 1, 2010 through April 30, 2010	$5,500,000
Each calendar month thereafter commencing May 1, 2010	the Borrowing Base for the preceding calendar month reduced by $200,000

Notwithstanding the provisions of Sections 2.8.8 and 3.4.1(c) of the Credit Agreement, if at any time during any of the foregoing applicable periods, the aggregate Credit Exposure of all Lenders exceeds the Borrowing Base set forth above with respect to such applicable period, then the Borrower shall immediately prepay the Advances in an aggregate principal amount equal to such excess.  Failure to make any such prepayment shall constitute an immediate Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

Section 6.               Assignments.  Notwithstanding anything to the contrary in the Credit Agreement, on and after the Final Maturity Date (i) any Lender may at any time, without the consent of the Borrower, assign all or any portion of its Loans and its rights under this Agreement, its Note and the other Loan Documents to any other Person and (ii) the Administrative Agent may resign at any time, effective immediately upon notice to the Borrowers and the Lenders, and upon such resignation shall have the right to designate any Person as successor Administrative Agent.

Section 7.               * CONFIDENTIAL TREATMENT REQUESTED.  THE UNREDACTED AGREEMENT HAS BEEN FILED WITH THE SEC WITH THE CONFIDENTIAL TREATMENT REQUEST.

Section 8.               Interest Elections and Conversions.  Notwithstanding any provisions of the Credit Agreement commenting, commencing on the Effective Date all Advances shall be Base Rate Advances and Borrower shall not have the right to elect to convert any Advance into, or continue any Advance as, a Eurodollar Advance.

Section 9.               Conditions to Effectiveness.  This Amendment shall be deemed effective as of January 13, 2010 (the “Effective Date”) when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, and the Required Lenders.

Section 10.             Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a)               the representations and warranties of the Borrower and each Subsidiary contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)              the execution, delivery and performance by the Borrower and each Subsidiary of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, along with the Credit Agreement as amended hereby and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)               neither the execution, delivery and performance of this Amendment by the Borrower and each Subsidiary, the performance by them of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower or any Subsidiary’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)              no Material Adverse Effect has occurred and is continuing; and

(e)               no Default or Event of Default that the Administrative Agent and the Lenders have not waived in writing or that has not otherwise been disclosed to the Administrative Agent has occurred and is continuing.

Section 11.             Ratification.

(a)               This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, and all Obligations in connection therewith, are hereby ratified, approved and confirmed in each and every respect.  On and after the effectiveness of this Amendment in accordance with Section 4 above, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment is a Loan Document.

(b)              The Borrower and each of its Subsidiaries hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of each of the Security Documents, including without limitation all Mortgages, Pledge and Security Agreements, and Guaranties, to which it is a party.

Section 12.             Costs and Expenses.  As provided in Section 9.4 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent on demand for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with the Credit Agreement and this Amendment.

Section 13.             GOVERNING LAW. THIS AGREEMENT HAS BEEN NEGOTIATED, IS BEING EXECUTED AND DELIVERED, AND WILL BE PERFORMED IN WHOLE OR IN PART, IN THE STATE OF NEW YORK, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THE LOAN DOCUMENTS, EXCEPT TO THE EXTENT THE LAWS OF ANY JURISDICTION

WHERE COLLATERAL IS LOCATED REQUIRE APPLICATION OF SUCH LAWS WITH RESPECT TO SUCH COLLATERAL.

Section 14.             Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15.             Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Section 16.             No Waiver.  Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 17.             Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender hereunder, to the benefit of each Lender and the respective successors, transferees and assigns.

Section 18.             Entire Agreement.  THIS AMENDMENT, THE  CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF.  FURTHERMORE, IN THIS REGARD, THIS AGREEMENT  REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date hereof.

BORROWER:

PINNACLE GAS RESOURCES, INC.

By:	/s/ Peter G. Schoonmaker
Name:	Peter G. Schoonmaker
Title:	Chief Executive Officer and President

ADMINISTRATIVE AGENT:

THE ROYAL BANK OF SCOTLAND plc,

By:	/s/ Charles Greer
Name:	Charles Greer
Title:	Senior Vice President

LENDER:

THE ROYAL BANK OF SCOTLAND plc,

By:	/s/Charles Greer
Name:	Charles Greer
Title:	Senior Vice President